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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on form S-8 of our reports dated October 28, 1999 included in AltiGen Communications, Inc.'s Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended September 30, 1999.

/s/  ARTHUR ANDERSON LLP

San Jose, CA
January 12, 2000